Segment and Geographic Information (FY)	12 Months Ended
Dec. 31, 2019
Segment Reporting [Abstract]
Segment and Geographic Information
21. Segment and geographic information

The Company has one line of business with revenues being generated from sales in Europe, Canada, Asia and Asia/Pacific. All significant expenses are generated in the United States. All significant assets are located in the United States.